Crypto Assets Held	9 Months Ended
Sep. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Crypto Assets Held

3. Crypto Assets Held

The Company’s crypto assets are comprised solely of Bitcoin. In accordance with ASC Topic 820, Fair Value Measurement, the Company measures the fair value of its Bitcoin based on the quoted end-of-day price on the measurement date for a single Bitcoin on an active trading platform, River.com. Management has determined that River.com, an active exchange market, represents a principal market for Bitcoin and the end-of-day quoted price is both readily available and representative of fair value (Level 1 inputs). The following table sets forth the units held, cost basis, and fair value of Bitcoin held, as shown on the condensed consolidated balance sheet as of September 30, 2024 (in thousands):

	Units	Cost Basis	Fair Value
Crypto assets held:
Bitcoin	34	$2,280	$2,156
Total	34	$2,280	$2,156

The following table presents a reconciliation of the fair values of the Company’s Bitcoin for the nine months ended September 30, 2024 (in thousands):

Bitcoin
Balance, December 31, 2023	$-
Additions	2,800
Dispositions	(520)
Unrealized loss, net	(124)
Balance, September 30, 2024	$2,156

Additions are the result of the Company acquiring Bitcoin with liquid assets from private placements, while dispositions are the result of sales of Bitcoin. During the three and nine months ended September 30, 2024, the Company had Bitcoin dispositions of $0.5 million, inclusive of realized losses of $51 thousand. The Company uses a first-in, first-out methodology to assign costs to Bitcoin for purposes of the Bitcoin held and realized gains and losses disclosure above. Bitcoin is included in current assets in the condensed consolidated balance sheet due to the Company’s ability to sell them in a highly liquid marketplace and its intent to liquidate its Bitcoin to support operations when needed.